VictoryShares

VictoryShares Emerging Market High Div Volatility Wtd ETF (CEY)

Supplement dated October 20, 2022

to the Prospectus, Summary Prospectus, and Statement of Additional Information each dated November 1, 2021, as supplemented

On October 18, 2022, the Board of Trustees of Victory Portfolios II ("Trust"), upon the recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved a Plan of Liquidation ("Plan") for the VictoryShares Emerging Market High Div Volatility Wtd ETF (CEY) (the "ETF"). It is anticipated that the ETF will liquidate on or about December 28, 2022.

After the close of business on December 21, 2022, the ETF will no longer accept purchase orders for Creation Units. Shareholders may sell their holdings of the ETF on NASDAQ Stock Market LLC ("NASDAQ") until market close on December 22, 2022, at which point the ETF's shares will be subsequently delisted and no longer trade on NASDAQ. Shareholders trading on NASDAQ will incur typical transaction fees from their broker-dealer. During the time between market close on December 22, 2022, and December 28, 2022, shareholders will be unable to dispose of their shares on NASDAQ.

Shareholders should be aware that when the ETF commences liquidation, it will no longer pursue its stated investment objective or engage in any business activities except for the purposes of selling and converting into cash all of the assets of the ETF, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the "Liquidating Distribution"). During this period, the ETF is likely to incur higher tracking error than is typical for the ETF. The ETF's liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above.

Shareholders who continue to hold shares of the ETF on the liquidation date will receive a Liquidating Distribution with a value equal to their proportionate ownership interest in the ETF on that date. Such Liquidating Distribution received by a shareholder may be in an amount that is more or less than the amount a shareholder might receive if they dispose of their shares on NASDAQ prior to market close on December 22, 2022. Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you wish to obtain more information, please call the VictoryShares internal team at 866-376-7890.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.